Securian Funds Trust

Supplement dated August 15, 2016 to the Prospectus of Securian Funds Trust dated April 29, 2016.

The table and expense example on pages 31 and 32, under the caption “SFT Advantus Managed Volatility Equity Fund: Fees and Expenses,” are replaced by the following:

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution (12b-1) Fees	0.25%
Other Expenses(1)	1.38%
Acquired Fund Fees and Expenses(2)	0.18%
Total Annual Fund Operating Expenses	2.46%
Fee Waiver and/or Expense Reimbursement(3)	1.48%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%
(1)	Estimated expenses for the Fund’s first fiscal year.
(2)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.
(3)	Advantus Capital Management, Inc. (“Advantus Capital”), the Fund’s investment adviser, has contractually agreed, through April 30, 2017, to waive its “management fees” or absorb “other expenses” such that the Fund’s total annual operating expenses after such fee waiver and/or expense absorption, excluding “acquired fund fees and expenses,” will not exceed 0.80% of the average net assets of the Fund. This fee waiver and/or expense absorption renews annually for a full year unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of the contract term.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and the Fund’s operating expenses remain the same. The example further assumes that the fee waiver and/or expense reimbursement described above is in effect for only one year. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years
$100	$617

Please retain this supplement for future reference.

F87802 08-2016